DELAWARE GROUP® ADVISER FUNDS

Delaware Global Real Estate Opportunities Fund
(the “Fund”)

Supplement to the Fund’s Class A, Class C, Class R, and Institutional Class
Statutory Prospectuses dated September 7, 2012

The following replaces the information in the section entitled “Fund Summary – Who manages the Fund? – Investment manager”:

Who manages the Fund?

Investment manager
Delaware Management Company, a series of Delaware Management Business Trust

Portfolio managers	Position with Delaware Management Company	Start date on the Fund
Babak “Bob” Zenouzi	Senior Vice President, Chief Investment Officer – Real Estate Securities and Income Solutions	September 2012
Damon J. Andres, CFA	Vice President, Senior Portfolio Manager	September 2012

Investments in the Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the "Macquarie Group"), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

Please keep this Supplement for future reference.

This Supplement is dated September 13, 2012.